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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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Supplement NEES Consolidating Balance Sheet,         Filed herewith
A-1        Consolidating Income and Retained Earnings
           Statements and Consolidating Statement of
           Changes in Financial Position for the
           year ended December 31, 1998

Supplement NEES Form 10-K for the year ended         Incorporated
A-2        December 31, 1998                         by reference

A.1        Connecticut Yankee Atomic Power Company   Incorporated
           1998 Annual Report to Shareholders        by reference

A.2        Maine Yankee Atomic Power Company         Filed under
           1998 Annual Report                        cover of
                                                     Form SE

A.3        Massachusetts Electric Company            Incorporated
           Form 10-K for the year ended December 31, 1998 by reference

A.4        The Narragansett Electric Company         Incorporated
           Form 10-K for the year ended December 31, 1998 by reference

A.5        New England Electric System               Incorporated
           Form 10-K for the year ended December 31, 1998 by reference

A.6        New England Power Company                 Incorporated
           Form 10-K for the year ended December 31, 1998 by reference

A.7.a      Vermont Yankee Nuclear Power Corporation  To be filed
           1998 Annual Report to Stockholders        under cover
                                                     of Form SE

A.7.b      Vermont Yankee Nuclear Power Corporation  Filed under
           1998 FERC Form 1                          cover of
                                                     Form SE

A.8.a      Yankee Atomic Electric Company            Filed under
           1998 Annual Report to Stockholders        cover of
                                                     Form SE

A.8.b      Yankee Atomic Electric Company            To be filed
           1998 FERC Form 1                          under cover
                                                     of Form SE

A.9        New England Electric Transmission         Filed herewith
           Corporation 1998 Annual Report

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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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B.1        AEDR Fuels, L.L.C. Operating Agreement    Filed herewith

B.2.a      AllEnergy Marketing Company, L.L.C.       Incorporated
           Agreement and Plan of Merger              by reference

B.2.b      AllEnergy Marketing Company, L.L.C.       Incorporated
           Limited Liability Company Agreement       by reference

B.2.c      AllEnergy Marketing Company, L.L.C.       Incorporated
           Amendment No. 1 to Limited Liability      by reference
           Company Agreement

B.3        Texas Liquids, L.L.C. Limited Liability   Incorporated
           Company Agreement                         by reference

B.4.a      Granite State Electric Company            Incorporated
           Articles of Organization                  by reference

B.4.b      Granite State Electric Company            Filed herewith
           By-laws

B.5.a      Granite State Energy, Inc.                Incorporated
           Certificate of Incorporation              by reference

B.5.b      Granite State Energy, Inc.                Incorporated
           By-laws                                   by reference

B.6.a      Massachusetts Electric Company            Incorporated
           Articles of Organization and Articles     by reference
           of Amendment

B.6.b      Massachusetts Electric Company            Incorporated
           By-laws                                   by reference

B.7.a      Nantucket Electric Company                Incorporated
           Articles of Organization                  by reference

B.7.b      Nantucket Electric Company                Incorporated
           By-laws                                   by reference

B.8.a      The Narragansett Electric Company         Incorporated
           Charter and Amendment thereto             by reference

B.8.b      The Narragansett Electric Company         Incorporated
           By-laws                                   by reference

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Exhibit No.                                          Description    Page
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B.8.c      The Narragansett Electric Company         Incorporated
           Preference Provisions as amended          by reference

B.9.a      NEES Communications, Inc.                 Incorporated
           Articles of Organization                  by reference

B.9.b      NEES Communications, Inc.                 Incorporated
           By-laws                                   by reference

B.10.a     NEES Energy, Inc.                         Incorporated
           Certificate of Incorporation              by reference

B.10.b     NEES Energy, Inc.                         Incorporated
           By-laws                                   by reference

B.11.a     NEES Global, Inc.                         Incorporated
           Articles of Organization                  by reference

B.11.b     NEES Global, Inc.                         Incorporated
           By-laws                                   by reference

B.12       New England Electric System               Incorporated
           Agreement and Declaration of Trust        by reference

B.13.a     New England Electric Transmission Corporation            Incorporated
           Restated Articles of Incorporation        by reference

B.13.b     New England Electric Transmission Corporation    Filed herewith
           By-laws

B.14.a     New England Energy Incorporated           Incorporated
           Articles of Organization and Articles of  by reference
           Amendment

B.14.b     New England Energy Incorporated           Incorporated
           By-laws                                   by reference

B.15.a     New England Hydro Finance Company, Inc.   Incorporated
           Articles of Organization                  by reference

B.15.b     New England Hydro Finance Company, Inc.   Incorporated
           By-Laws                                   by reference

B.16.a     New England Hydro-Transmission Corporation               Incorporated
           Articles of Incorporation and Articles of by reference
           Amendment

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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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B.16.b     New England Hydro-Transmission Corporation       Filed herewith
           By-laws

B.17.a     New England Hydro-Transmission Electric Company          Incorporated
           Restated Articles of Organization         by reference

B.17.b     New England Hydro-Transmission Electric Company  Filed herewith
           By-laws

B.18.a     New England Power Company                 Incorporated
           Articles of Organization and Articles of  by reference
           Amendment

B.18.b     New England Power Company                 Incorporated
           By-laws                                   by reference

B.19.a     New England Power Service Company         Incorporated
           Articles of Organization                  by reference

B.19.b     New England Power Service Company         Incorporated
           By-laws                                   by reference

B.20.a     New England Water Heater Company          Filed herewith
           Articles of Merger

B.20.b     New England Water Heater Company          Filed herewith
           By-Laws

B.21       Metrowest Realty LLC                      Filed herewith
           Limited Liability Company Agreement

C.1.a      Granite State Electric Company            Incorporated
           Note Agreement with Aid Association for   by reference
           Lutherans

C.1.b      Granite State Electric Company            Incorporated
           Note Agreement with First Colony Life     by reference
           Insurance Company

C.1.c      Granite State Electric Company            Incorporated
           Note Agreement with First Colony Life     by reference
           Insurance Company

C.1.d      Granite State Electric Company            Filed herewith
           Note Agreement with Paul Revere Life
           Insurance Company

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Exhibit No.                                          Description    Page
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C.2        Massachusetts Electric Company            Incorporated
           First Mortgage Indenture and Deed of Trust               by reference
           and twenty-one supplements thereto

C.3        The Narragansett Electric Company         Incorporated
           First Mortgage Indenture and Deed of Trust               by reference
           and twenty-three supplements thereto

C.4        New England Electric Transmission Corporation            Incorporated
           Note Agreement with PruCapital Management, Inc.          by reference
           et al. and Mortgage, Deed of Trust and
           Security Agreement

C.5.a      New England Power Company                 Incorporated
           Loan Agreement with Massachusetts Industrial             by reference
           Finance Agency and four supplements thereto

           Fifth supplement dated as of August 1, 1998      Filed herewith

C.5.b      New England Power Company                 Incorporated
           Loan Agreement with Business Finance Authority           by reference
           of the State of New Hampshire (formerly the Industrial Development Authority of the State of New Hampshire) and twelve supplements thereto

           Thirteenth supplement dated as of August 1, 1998 Filed herewith

C.5.c      New England Power Company                 Incorporated
           Loan Agreement with Connecticut Development              by reference
           Authority

D          New England Electric System and Subsidiary       Filed herewith
           Companies, Federal and State Income Tax
           Allocation Agreement

E.1        Money Pool investments for 1998           Filed herewith

E.2        NEES Global Annual Report on Modified     Filed herewith
           Form U-13-60

E.3        New England Electric System Companies     Filed under
           Incentive Thrift Plan Financial Statements               cover of
                                                     Form SE

E.4        New England Electric System Companies     Filed under
           Incentive Thrift Plan II Financial Statements            cover of
                                                     Form SE
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                          EXHIBIT INDEX
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Exhibit No.                                          Description    Page
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E.5        Yankee Atomic Electric Company            Filed under
           Thrift Plan Financial Statements          cover of
                                                     Form SE

F          Schedules                                 Filed under
                                                     cover of
                                                     Form SE

G          Financial Data Schedules                  Filed herewith